UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 22, 2024

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company	58-0690070
(A Delaware Corporation)
30 Ivan Allen Jr. Boulevard, N.W.
Atlanta, Georgia 30308
(404) 506-5000

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $5 per share	SO	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange
The Southern Company	Series 2020A 4.95% Junior Subordinated Notes due 2080	SOJD	New York Stock Exchange
The Southern Company	Series 2020C 4.20% Junior Subordinated Notes due 2060	SOJE	New York Stock Exchange
The Southern Company	Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2081	SO 81	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Southern Company (the “Company”) held its Annual Meeting of Stockholders on
May 22, 2024. Stockholders voted as follows on the six matters presented for a vote:

1.	The nominees for election to the Board of Directors were elected based on the following votes:

Nominees	Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes

Janaki Akella	731,040,969	99.07%	6,841,011	2,039,166	186,759,054
Henry A. Clark III	723,606,168	98.06%	14,343,537	1,971,441	186,759,054
Shantella E. Cooper	731,697,138	99.17%	6,150,018	2,073,990	186,759,054
Anthony F. Earley, Jr.	717,832,054	97.28%	20,085,444	2,003,648	186,759,054
David J. Grain	723,479,120	98.05%	14,367,810	2,074,216	186,759,054
Donald M. James	718,973,272	97.44%	18,900,774	2,047,100	186,759,054
John D. Johns	722,941,428	97.98%	14,915,300	2,064,418	186,759,054
Dale E. Klein	706,851,764	95.79%	31,054,242	2,015,140	186,759,054
David E. Meador	734,028,974	99.48%	3,857,229	2,034,943	186,759,054
William G. Smith, Jr.	712,368,231	96.53%	25,586,759	1,966,156	186,759,054
Kristine L. Svinicki	732,904,582	99.31%	5,123,755	1,892,809	186,759,054
Lizanne Thomas	732,142,472	99.21%	5,850,115	1,928,559	186,759,054
Christopher C. Womack	702,701,551	95.24%	35,124,671	2,094,924	186,759,054

2.	The proposal to approve, on an advisory basis, the Company’s named executive officers’ compensation was approved based upon the following votes:

Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
700,547,473	95.28%	34,729,984	4,643,689	186,759,054

3.	The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024 was approved based upon the following votes:

Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
900,044,068	97.37%	24,295,025	2,341,107	N/A

4.	The proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to reduce the supermajority vote requirement to a majority vote, which pursuant to the Company’s Restated Certificate of Incorporation requires the affirmative vote of two-thirds of the issued and outstanding shares, was not approved based upon the following votes:

Votes For	% Votes Cast For	% Outstanding For	Votes Against	Abstentions	Broker Non-Votes
727,615,983	98.76%	66.47%	9,119,012	3,186,151	186,759,054

5.	The stockholder proposal regarding simple majority vote was not approved based upon the following votes:

Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
292,216,813	39.95%	439,181,386	8,522,947	186,759,054

6.	The stockholder proposal regarding disclosing short-, medium- and long-term operational GHG targets was not approved based upon the following votes:

Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
68,572,060	9.37%	663,204,829	8,144,257	186,759,054

[Item 9.01.	Financial Statements and Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2024	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

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